AMENDMENT NO. 2
TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Amendment No. 2 to Second Amended and Restated Loan and Security Agreement, dated as of April 5, 2019 (this “Amendment”), among ARLP REO I, LLC, on behalf of itself and with respect to QRS Series of ARLP REO I, LLC and TRS Series of ARLP REO I, LLC, ARLP REO II, LLC, on behalf of itself and with respect to QRS Series of ARLP REO II, LLC and TRS Series of ARLP REO II, LLC, ARLP REO III, LLC, on behalf of itself and with respect to QRS Series of ARLP REO III, LLC and TRS Series of ARLP REO III, LLC, ARLP REO IV, LLC, on behalf of itself and with respect to QRS Series of ARLP REO IV, LLC and TRS Series of ARLP REO IV, LLC, ARLP REO V, LLC, on behalf of itself and with respect to QRS Series of ARLP REO V, LLC and TRS Series of ARLP REO V, LLC, ARLP REO VI, LLC, on behalf of itself and with respect to QRS Series of ARLP REO VI, LLC and TRS Series of ARLP REO VI, LLC, ARLP REO VII, LLC, on behalf of itself and with respect to QRS Series of ARLP REO VII, LLC and TRS Series of ARLP REO VII, LLC, ARLP REO 400, LLC, on behalf of itself and with respect to QRS Series of ARLP REO 400, LLC and TRS Series of ARLP REO 400, LLC and ARLP REO 500, LLC, on behalf of itself and with respect to QRS Series of ARLP REO 500, LLC and TRS Series of ARLP REO 500, LLC and each other Delaware limited liability company that is organized in series that may be subsequently added as a party thereto (individually, each a “Borrower” and collectively the “Borrowers”) and Nomura Corporate Funding Americas, LLC, a Delaware limited liability company (the “Lender”).
RECITALS

The Lender and the Borrowers are parties to that certain Second Amended and Restated Loan and Security Agreement, dated as of April 5, 2018, as amended by Amendment No. 1 to Second Amended and Restated Loan and Security Agreement, dated as of October 5, 2018 (together, the “Existing Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

The Lender and the Borrowers have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Loan Agreement.

Accordingly, the Lender and the Borrowers hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1.Amendments to Existing Loan Agreement.

1.1    The definitions of “Advance”, “Advance Amount”, “Advance Date”, “BPO Value”, “Funding Value”, “LIBOR Rate” and “Revolving Period” in Section 2 of the Existing Loan Agreement are hereby amended and restated in their respective entireties to read as follows:

“Advance” shall have the meaning set forth in Section 3(c)(i) hereof and shall include any Incremental Advances hereunder and any Amendment Date Incremental Advances hereunder.

“Advance Amount” shall mean, as of any date of determination, (A) with respect to each Rental Property in connection with any Advance other than an Incremental Advance and an Amendment Date Incremental Advance, an amount equal to the product of (x) the applicable Advance Rate multiplied by (y) the Funding Value, (B) with respect to each Converted Rental Property in connection with an Incremental Advance, an amount equal to the excess, if any, of (I) the product of (x) the applicable Advance Rate multiplied by (y) the Funding Value (based on a Post-Rehab BPO), over (II) the then outstanding Advance Amount, and (C) with respect to each Stabilized Rental Property in connection with any Amendment Date Incremental Advance, an amount equal to the result of (1) the product of (x) the applicable Advance Rate multiplied by (y) the Funding Value minus (2) the then outstanding Advance Amount and with respect to each of (A), (B) and (C), minus any Income which has been applied to the Advance Amount of such Advance (and allocated to the related Rental Property) pursuant to this Agreement and any payments made by any Borrower in reduction of the outstanding Advance Amount in each case before or as of such date of determination with respect to such Advance (and allocated to the related Rental Property).

“Advance Date” shall mean the date on which an Advance is made by Lender to a Borrower in accordance with this Agreement, and shall include any Incremental Advance Date pursuant to Section 3(i) hereof and the Amendment No. 2 Effective Date in respect of any Amendment Date Incremental Advances.

“BPO Value” shall mean the value of a Rental Property as set forth in the most recent BPO (which in the case of the BPO that is to be delivered on or prior to the related Advance Date for a Stabilized Rental Property (including a Converted Rental Property) shall include a Post-Rehab BPO) obtained by or on behalf of Borrowers; provided, however, that if such determined value is not acceptable to Lender in its sole, good faith discretion, then Lender may require Borrowers to obtain an additional BPO from a third-party BPO provider selected by Lender in its sole discretion; and provided further, that the BPO Value for any Financed Rental Property shall be deemed to be zero following written notice from Lender to Borrowers that a Value Reduction Event shall have occurred with respect to such Financed Rental Property.

“Funding Value” shall mean, as of any date of determination,

(1)     with respect to all Rental Properties that are Financed Rental Properties as of the Amendment No. 2 Effective Date:

(i)         for each such Rental Property that is a Stabilized Rental Property, the then-current BPO Value of such Rental Property; and

(ii)         for each such Rental Property that is a Non-Stabilized Rental Property, (A) if such Non-Stabilized Rental Property was foreclosed on by or on behalf of the applicable Borrower or an Affiliate thereof, the product of (x) ninety percent (90%) and (y) the then-current BPO Value of such Non-Stabilized Rental Property, or (B) if such Non-Stabilized Rental Properties were acquired through a bulk or mini-bulk sale or a multiple listing service, one hundred percent (100%) of the lesser of (a) the aggregate BPO Value of such Non-Stabilized Rental Properties on the date of acquisition and (b) the aggregate purchase price of such Non-Stabilized Rental Properties; and

(2)     with respect to all Rental Properties that are not Financed Rental Properties as of the Amendment No. 2 Effective Date:

(i)    for each such Rental Property that is a Stabilized Rental Property, the lower of (i) the then-current BPO Value (based on a Post-Rehab BPO) of such Stabilized Rental Property and (ii) the Current Landed Cost of such Stabilized Rental Property; and

(ii)     for each such Rental Property that is a Non-Stabilized Rental Property, the lower of (i) the then-current BPO Value of such Non-Stabilized Rental Property and (ii) the Acquisition Price of such Non-Stabilized Rental Property.

For the avoidance of doubt, the Funding Value, calculated as provided in this definition, shall apply to all Rental Properties that may become subject to an Advance, as well as all Financed Rental Properties that are currently subject to an Advance.

“LIBOR Rate” shall mean, with respect to each Interest Rate Period, the rate of interest (calculated on a per annum basis) equal to the one month ICE Benchmark Administration (or any successor institution or replacement institution used to administer the London Inter-Bank Offered Rate “LIBOR”) as reported on the display designated as “BBAM” “Page DG8 4a” on Bloomberg (or such other display as may replace “BBAM” “Page DG8 4a” on Bloomberg) on related Interest Rate Determination Date, and if such rate is not available at such time for any reason, then the LIBOR Rate for the relevant Interest Rate Period shall be the rate at which one (1) month U.S. dollar deposits are offered in immediately available funds by the principal London office of a major bank in the London interbank market, selected by the Lender in its sole discretion, at approximately 11:00 a.m. London time on that day.

“Revolving Period” shall mean the period beginning on the Effective Date and ending on the Maturity Date.

1.2    Section 2 of the Existing Loan Agreement is hereby further amended by adding the following new definitions thereto in proper alphabetical order:

“Acquisition Price” shall mean the purchase price paid by or on behalf of a Borrower for a Rental Property, which shall include the reasonable and customary costs incurred by such Borrower in connection with such acquisition (subject to a maximum of three percent (3%) of the related Acquisition Price for such Rental Property).

“Amendment Date Incremental Advance” shall mean, with respect to any Stabilized Rental Property that is a Financed Rental Property as of the Amendment No. 2 Effective Date, an additional Advance that is made to the applicable Borrower on the Amendment No. 2 Effective Date with respect to each such Stabilized Rental Property in an amount equal to the applicable Advance Amount.

“Amendment No. 2 Effective Date” shall mean April 5, 2019.

“Completed Renovation Expenses” shall mean all reasonable costs and expenses incurred in connection with renovation work that has been completed in a good and workmanlike manner and customary in light of the applicable Borrower’s business plan with respect to the redevelopment of such Rental Property.

“Current Landed Cost” shall mean for a Rental Property the sum of (i) the Acquisition Price for such Rental Property, (ii) the reasonable and customary acquisition costs (subject to a maximum of three percent (3%) of the related Acquisition Price for such Rental Property) incurred by the applicable Borrower as at the end of the most recent accounting period for such Borrower, and (iii) if a Post-Rehab BPO has been obtained for such Rental Property, the Completed Renovation Expenses with respect to such Rental Property incurred by or on behalf of the applicable Borrower.

“Delaware LLC Act” shall mean Chapter 18 of the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101 et seq., as amended.

“Division/Series Transaction” shall mean, with respect to any Person that is a limited liability company organized under the laws of the State of Delaware, that any such Person (a) divides into two or more Persons (whether or not the original Person or Subsidiary thereof survives such division) or (b) creates, or reorganizes into, one or more series, in each case, as contemplated under the laws of the State of Delaware, including without limitation Section 18-217 of the Delaware LLC Act.

“Funding Fee” shall have the meaning set forth in the Pricing Side Letter.
“LIBOR” shall have the meaning set forth in the definition of “LIBOR Rate”.

“Post-Rehab BPO” shall mean, with respect to any Rental Property, an interior BPO that captures the value of any related rehabilitation and other Improvements performed in respect of such Rental Property.

“Successor Rate” shall mean a rate determined by Lender in accordance with Section 3(k) hereof.

“Successor Rate Conforming Changes” shall mean, with respect to any proposed Successor Rate, any spread adjustments or other conforming changes to the timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of Lender, to reflect the adoption of such Successor Rate and to permit the administration thereof by Lender in a manner substantially consistent with market practice.

1.3    Section 2 of the Existing Loan Agreement is hereby further amended by deleting the definitions of “Extended Revolving Period End Date”, “Extension Period”, “Facility Fee”, “Initial Maturity Date”, “Initial Revolving Period End Date”, “Minimum Yield” and “Unused Fee” in their respective entireties and all references thereto.

1.4    Section 3(b)(xxiv) of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

(xxiv)     No Material Adverse Change. None of the following shall have occurred and/or be continuing, each as determined by Lender in its good faith, and as applied by Lender in the same manner it applies such provision to other similarly-situated borrowers in similar credit facilities for the financing of single family rental properties:

(A)    an event or events shall have occurred resulting in the effective absence of a “repo market” or comparable “lending market” for financing debt obligations secured by securities or an event or events shall have occurred resulting in Lender not being able to finance Rental Properties through the “repo market” or “lending market” with traditional counterparties at rates which would have been commercially reasonable prior to the occurrence of such event or events; or

(B)    an event or events shall have occurred resulting in the effective absence of a “securities market” for securities backed by Rental Properties at prices which would have been commercially reasonable prior to such event or events; or

(C)    there shall have occurred a material adverse change in the financial condition of Lender which affects (or can reasonably be expected to affect) materially and adversely the ability of Lender to fund its obligations under this Agreement;

1.5    Section 3(c)(i) of the Existing Loan Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

From time to time, Lender shall make one or more loans (individually, each an “Advance” and collectively, the “Advances”) to Borrowers; provided that the amount of each such Advance (together with any Incremental Advances and Amendment Date Incremental Advances to be made on such date) is not less than $5,000,000.

1.6    Section 3(k) of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

(k)    Alternative Rate. If prior to any Payment Date, Lender determines in its sole discretion that, (i) by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining LIBOR, (ii) LIBOR is no longer in existence, or (iii) the administrator of the LIBOR Rate or a Governmental Authority having jurisdiction over Lender has made a public statement identifying a specific date after which LIBOR shall no longer be made available or used for determining the interest rate of loans, Lender may give prompt notice thereof to Borrowers, whereupon the rate for such period that will replace LIBOR, and for all subsequent periods until such notice has been withdrawn by Lender, shall be the greater of (i) an alternative benchmark rate (including any mathematical or other adjustments to the benchmark rate (if any) incorporated therein) and (ii) zero, together with any proposed Successor Rate Conforming Changes, as determined by Lender in its sole discretion (any such rate, a “Successor Rate”). In agreeing upon a Successor Rate, Lender shall make such determination consistent with its determinations with respect to other lending facilities that are substantially the same with similarly situated counterparties and with substantially similar assets subject thereto; provided, that the foregoing shall only apply to lending transactions that are under the supervision of the New York structured finance group of Lender that administers the Advances.

1.7    Section 5(b) of the Existing Loan Agreement is hereby amended by deleting paragraphs (iii) and (iv) thereof in their respective entities and replacing such deleted paragraphs with the following:

(iii)    third, to Lender on account of unpaid fees (including any Funding Fee), expenses, LIBOR Rate breakage costs, and indemnity amounts and any other amounts due to Lender from any Borrower Party under the Facility Documents;

(iv)    fourth, to Lender in an amount equal to any unpaid Repayment Amounts then due and owing to Lender under Section 3(e) or 3(f) hereof; and

1.8    Section 11 of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

Fees. Borrowers shall pay to Lender in immediately available funds, due and owing as set forth in the Pricing Side Letter, including the Funding Fee. Each payment of the Funding Fee is and shall be deemed to be fully earned and non-refundable when paid, and such payment shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Lender at such account designated by Lender.

1.9    Section 13(o) of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

(o)    New Markets. No Borrower shall acquire Rental Properties located in any New Market on any date if the acquisition of such Rental Property would cause the aggregate percentage of Rental Properties acquired in New Markets (by BPO Value) as of such date to equal or exceed fifteen percent (15%) of the Aggregate Advance Amount.

1.10    Section 13(ff) of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

(ff)    Additional Series. No Borrower shall (x) form any additional Series other than the Series that are Borrowers hereunder, unless such Series is added as an Additional Borrower in accordance with Section 3(b)(xxv) or (y) otherwise from and after the Amendment No. 2 Effective Date (i) enter into (or agree to enter into) any Division/Series Transaction, or permit any of its respective Subsidiaries to enter into (or agree to enter into), any Division/Series Transaction and (ii) none of the provisions in this Agreement nor any other Facility Document, shall be deemed to permit any Borrower or any of its Subsidiaries to enter into (or agree to enter into) any Division/Series Transaction.

1.11    Section 19(c) of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

(c)    Without limiting the generality of the foregoing, each Borrower acknowledges that Lender may make Advances (including Incremental Advances and Amendment Date Incremental Advances) to Borrowers secured by Collateral based solely upon the information provided by Borrowers to Lender in the Asset Schedule and the representations, warranties and covenants contained herein, and that Lender, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Rental Properties pledged to secure an Advance, including (i) ordering BPOs, new credit reports, lien searches and new appraisals on the related Rental Property, (ii) conducting diligence on a Sample Set, which diligence shall include a review of the BPOs for such Sample Set, (iii) conducting lien and litigation searches from time to time on Rental Properties that are Eligible Non-Mortgaged Rental Properties, (iv) otherwise re‑generating the information used to originate such Rental Property, and (v) perform limited underwriting of the Rental Properties to confirm (x) that the costs of Improvements previously incurred with respect to a Rental Property are reflected in the current BPO Value of such Rental Property and (y) with respect to Stabilized Rental Properties, that the related Tenant is occupying the Rental Property. Each Borrower agrees to and, to the extent it controls such other Borrower Party, agrees to cause each other Borrower Party and any third party underwriter in connection with such underwriting, to provide Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Rental Property in the possession, or under the control, of such Borrower.

1.12    The Existing Loan Agreement is hereby amended by replacing any references to “ussecurtizedloansupport@nomura.com” therein with “wholeloanmosupport@nomura.com”.

SECTION 2.    Condition Precedent. This Amendment shall become effective as of the date hereof (the “Amendment No. 2 Effective Date”), subject to the satisfaction of the following condition precedent:

2.1    Delivered Documents. On the Amendment No. 2 Effective Date, the Lender shall have received the following document, which shall be satisfactory to the Lender in form and substance:

(a)    this Amendment, executed and delivered by the Borrowers and the Lender; and

(b)    Amendment No. 1 to Third Amended and Restated Pricing Side Letter, executed and delivered by the Borrowers, Front Yard Residential Corporation and the Lender.

SECTION 3.    Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

SECTION 4.    Representations and Warranties.  Each Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in the Existing Loan Agreement (including Section 12 thereof).

SECTION 5.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 6.    Counterparts. This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Counterparts may be delivered electronically.

SECTION 7.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to the Second Amended and Restated Loan and Security Agreement to be duly executed as of the date first above written.

NOMURA CORPORATE FUNDING AMERICAS, LLC

By:	/s/ Sanil Patel
	Name:	Sanil Patel
	Title:	Managing Director

Signature Page to Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

ARLP REO I, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC,
as manager

By:	Front Yard Residential, L.P.,
its manager

By:	Front Yard Residential GP, LLC,
its general partner

By:	Front Yard Residential Corporation,
its sole member

By:	/s/ Robin N. Lowe
	Name:	Robin N. Lowe
	Title:	Chief Financial Officer

ARLP REO II, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC,
as manager

By:	Front Yard Residential, L.P.,
its manager

By:	Front Yard Residential GP, LLC,
its general partner

By:	Front Yard Residential Corporation,
its sole member

By:	/s/ Robin N. Lowe
	Name:	Robin N. Lowe
	Title:	Chief Financial Officer

Signature Page to Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

ARLP REO III, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC,
as manager

By:	Front Yard Residential, L.P.,
its manager

By:	Front Yard Residential GP, LLC,
its general partner

By:	Front Yard Residential Corporation,
its sole member

By:	/s/ Robin N. Lowe
	Name:	Robin N. Lowe
	Title:	Chief Financial Officer

ARLP REO IV, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC,
as manager

By:	Front Yard Residential, L.P.,
its manager

By:	Front Yard Residential GP, LLC,
its general partner

By:	Front Yard Residential Corporation,
its sole member

By:	/s/ Robin N. Lowe
	Name:	Robin N. Lowe
	Title:	Chief Financial Officer

Signature Page to Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

ARLP REO V, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC,
as manager

By:	Front Yard Residential, L.P.,
its manager

By:	Front Yard Residential GP, LLC,
its general partner

By:	Front Yard Residential Corporation,
its sole member

By:	/s/ Robin N. Lowe
	Name:	Robin N. Lowe
	Title:	Chief Financial Officer

ARLP REO VI, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC,
as manager

By:	Front Yard Residential, L.P.,
its manager

By:	Front Yard Residential GP, LLC,
its general partner

By:	Front Yard Residential Corporation,
its sole member

By:	/s/ Robin N. Lowe
	Name:	Robin N. Lowe
	Title:	Chief Financial Officer

Signature Page to Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

ARLP REO VII, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC,
as manager

By:	Front Yard Residential, L.P.,
its manager

By:	Front Yard Residential GP, LLC,
its general partner

By:	Front Yard Residential Corporation,
its sole member

By:	/s/ Robin N. Lowe
	Name:	Robin N. Lowe
	Title:	Chief Financial Officer

ARLP REO 400, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC,
as manager

By:	Front Yard Residential, L.P.,
its manager

By:	Front Yard Residential GP, LLC,
its general partner

By:	Front Yard Residential Corporation,
its sole member

By:	/s/ Robin N. Lowe
	Name:	Robin N. Lowe
	Title:	Chief Financial Officer

Signature Page to Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

ARLP REO 500, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC,
as manager

By:	Front Yard Residential, L.P.,
its manager

By:	Front Yard Residential GP, LLC,
its general partner

By:	Front Yard Residential Corporation,
its sole member

By:	/s/ Robin N. Lowe
	Name:	Robin N. Lowe
	Title:	Chief Financial Officer

Signature Page to Amendment No. 2 to Second Amended and Restated Loan and Security Agreement